UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2021
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On September 30, 2021, First Citizens BancShares, Inc. (“First Citizens”) entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated October 15, 2020, by and among First Citizens, First-Citizens Bank & Trust Company, a North Carolina chartered commercial bank and direct, wholly owned subsidiary of First Citizens (“FCB”), FC Merger Subsidiary IX, Inc., a direct, wholly owned subsidiary of FCB, and CIT Group Inc. (“CIT”), the parent company of CIT Bank, N.A., a national banking association. First Citizens and CIT issued a joint press release announcing the execution and description of the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Amendment, First Citizens and CIT agreed to extend until March 1, 2022, the date after which either party may elect to terminate the Merger Agreement if the merger has not yet been completed. As of September 30, 2021, regulatory approval from the Federal Reserve Board has not yet been obtained by the parties. The parties have mutually agreed to amend the Merger Agreement in order to provide additional time in order to obtain regulatory approval from the Federal Reserve Board. The parties have responded to all questions issued by the Staff of the Federal Reserve Board, and the Staff has informed us that they do not have further questions at this time. The parties have been informed that the application is presently at the Governor level. The Board of Governors has not provided a timeframe for its decision on the application. Approval by the Federal Reserve Board is the only remaining regulatory approval required in order to complete the merger, and both parties are committed to continuing to seek such approval.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference

Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibits accompany this report.

Exhibit No.	Description

2.1	Amendment No. 1, dated September 30, 2021, to the Agreement and Plan of Merger dated October 15, 2020

99.1	Joint Press Release of First Citizens and CIT dated September 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	September 30, 2021	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer